UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2019 (July 16, 2019)

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 16, 2019, Amplify Energy Operating LLC (the “Borrower”), a wholly owned subsidiary of Amplify Energy Corp. (“Amplify”), entered into the Second Amendment to Credit Agreement (the “Second Amendment”), among the Borrower, Amplify Acquisitionco Inc., Amplify, the guarantors party thereto, the lenders (the “Lenders”) party thereto and Bank of Montreal, as administrative agent (the “Administrative Agent”).

The Second Amendment amends the parties’ existing Credit Agreement, dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019, the “Revolving Credit Facility”) in connection with the completion of the transactions contemplated by the Agreement and Plan of Merger, dated May 5, 2019, by and among Amplify, Midstates Petroleum Company, Inc., a Delaware corporation (“Midstates”) and Midstates Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Midstates (“Merger Sub”), pursuant to which Merger Sub will merge with and into Amplify, with Amplify surviving the merger as a wholly owned subsidiary of Midstates (the “Merger”), following which Midstates may contribute, through a series of transactions, the equity interests it holds in Midstates Petroleum Company, LLC, a Delaware limited liability company, to the Borrower (the “Contribution”), to, among other things, (i) provide that if the Merger and the Contribution are not consummated on or prior to August 31, 2019, the Administrative Agent and the Lenders have the right (but not the obligation) to redetermine the borrowing base on or after September 1, 2019 and (ii) amend certain other provisions of the Revolving Credit Facility.

All other material terms and conditions of the Revolving Credit Facility were unchanged by the Second Amendment.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement, dated July 16, 2019, by and among Amplify Energy Operating LLC, Amplify Acquisitionco Inc., Amplify Energy Corp., the guarantors party thereto, lenders party thereto and Bank of Montreal, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2019	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
		Name:	Martyn Willsher
		Title:	Senior Vice President and Chief Financial Officer